Accrued Interest Date:                                                                                     Collection Period Ending:
25-Oct-06                                                                                                                  31-Oct-06
Distribution Date:                                BMW Vehicle Owner Trust 2005-A                                            Period #
27-Nov-06                                         ------------------------------                                                  20
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Balances
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                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $642,543,168
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $25,469,479
     Overcollateralization                                                       $137         $3,604,379
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000       $316,587,310
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $676,225,659
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $20,471,301
           Receipts of Pre-Paid Principal                                 $12,487,408
           Liquidation Proceeds                                              $379,676
           Principal Balance Allocable to Gross Charge-offs                  $344,107
        Total Principal Reduction                                         $33,682,491

        Interest Collections
           Receipts of Interest                                            $2,146,050
           Servicer Advances                                                  $21,256
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $55,753
           Net Investment Earnings                                            $31,388
        Total Interest Collections                                         $2,254,448

     Total Collections                                                    $35,592,832

     Ending Receivables Outstanding                                      $642,543,168

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $87,197
     Current Period Servicer Advance                                          $21,256
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $108,453

Collection Account
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     Deposits to Collection Account                                       $35,592,832

     Distribution Amounts Due
        Servicing Fees Due                                                   $563,521
        Class A Noteholder Interest Distribution Due                       $2,115,903
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $28,074,198
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                 $3,604,379
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $563,521
        Amounts Deposited into Note Distribution Account                  $33,913,998
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                 $1,115,313
     Total Distributions from Collection Account                          $35,592,832

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                    $1,115,313
     Total Excess Funds Released to the Depositor                          $1,115,313

Note Distribution Account
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     Amount Deposited from the Collection Account                         $33,913,998
     Interest Distribution to Noteholders                                  $2,235,421
     Principal Distribution to Noteholders                                $31,678,577
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $33,913,998

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                       $1,172,495              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance      Per $1,000      Factor
     Class A-1 Notes                                                               $0                 $0           $0.00       0.00%
     Class A-2 Notes                                                               $0                 $0           $0.00       0.00%
     Class A-3 Notes                                                      $31,678,577       $316,587,310          $90.96      90.90%
     Class A-4 Notes                                                               $0       $264,507,000           $0.00     100.00%
     Class B Notes                                                                 $0        $32,375,000           $0.00     100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment      Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0              $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0              $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0              $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0              $0
     Class B Interest Carryover Shortfall                                          $0                 $0              $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       40,242             39,296
     Weighted Average Remaining Term                                            34.95              33.99
     Weighted Average Annual Percentage Rate                                    4.22%              4.21%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $585,805,645             91.17%
        1-29 days                                                         $46,200,081              7.19%
        30-59 days                                                         $8,206,406              1.28%
        60-89 days                                                         $1,213,534              0.19%
        90-119 days                                                          $415,367              0.06%
        120+ days                                                            $702,135              0.11%
        Total                                                            $642,543,168            100.00%
        Delinquent Receivables +30 days past due                          $10,537,441              1.64%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $344,107
        Recoveries for Current Period                                         $55,753
        Net Write-Offs for Current Period                                    $288,354

        Cumulative Realized Losses                                         $5,067,987


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,621,429                 66
        Ending Period Repossessed Receivables Balance                      $1,690,882                 72
        Principal Balance of 90+ Day Repossessed Vehicles                     $99,779                  6


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $26,909,144
     Beginning Period Amount                                              $26,909,144
     Current Distribution Date Required Amount                            $25,469,479
     Current Period Release                                                $1,439,665
     Ending Period Amount                                                 $25,469,479
     Next Distribution Date Required Amount                               $24,067,629

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $31,388
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                               $4,168,628
     Ending Period Target Credit Enhancement OC Amount                     $3,604,379
     Ending Period Amount                                                  $3,604,379
     Current Period Release                                                  $564,249
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